                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement              [_] Confidential, For Use of the
[X] Definitive Proxy Statement                   Commission Only (as permitted
[_] Definitive Additional Materials              by Rule 14a-6(e)(2))
[_] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12


                            MIRACOR DIAGNOSTICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1) Title of each class of securities to which transaction applies:


________________________________________________________________________________
2) Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4) Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5) Total fee paid:

     [_] Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1) Amount previously paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

                            MIRACOR DIAGNOSTICS, INC.
                       9191 TOWNE CENTRE DRIVE, SUITE 400
                               SAN DIEGO, CA 92122

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, MAY 26, 2005

TO THE SHAREHOLDERS:

Notice is hereby given that the annual meeting of shareholders (the "Annual Meeting") of Miracor Diagnostics, Inc., a Utah corporation (the "Company"), has been called for and will be held:

   Thursday, May 26, 2005                     9171 Towne Centre Drive, Suite 320
   8:30 am Pacific Daylight Savings Time      San Diego, CA  92122

for the following purposes:

1. To re-elect Mr. Don L. Arnwine to the Board of Directors until the meeting of shareholders to be held in the year 2008 and until his successor shall have been elected and qualified. To elect Mr. Howard W. Salmon to the Board of Directors until the annual meeting of shareholders to be held in the year 2008 and until his successor shall have been elected and qualified.

2. To ratify the Board of Directors' appointment of Tschopp, Whitcomb & Orr, P.A. to serve as the Company's independent auditors for the current calendar year.

3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 14, 2005 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of shareholders entitled to vote at the Annual Meeting will be available for the examination of any shareholder at the Company's offices at 9191 Towne Centre Drive, Suite 400, San Diego, CA 92122 for ten (10) days prior to May 26, 2005.

You are cordially invited to attend the shareholders' meeting. However, we urge you in any case, to please fill in, sign, and date the proxy submitted herewith and return it in the enclosed stamped envelope as promptly as possible, whether or not you plan to attend the meeting in person. The giving of such proxy will not affect your right to revoke such proxy prior to its exercise upon written notice to the Chief Executive Officer of the Company or by voting in person should you later decide to attend the meeting.

                       By Order of the Board of Directors


                                            M. Lee Hulsebus, Chairman
                                            and Chief Executive Officer
Dated: April 20, 2005

--------------------------------------------------------------------------------

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the Federal securities laws. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "plans," "intends," `expects," "goals" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Actual results may differ materially from those projected in the forward-looking statements due to various uncertainties and risks, including, without limitation, risks associated with the effects of general economic and market conditions, successful integration of acquisitions, difficult managing operations and difficulty in keeping pace with rapid industry, technological and market changes, as well as those described in the section of our Annual Report on Form 10-KSB titled "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATION." We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.
--------------------------------------------------------------------------------


                            MIRACOR DIAGNOSTICS, INC.

                                 PROXY STATEMENT

                                     GENERAL
                                     -------

The accompanying proxy is solicited by and on behalf of the Board of Directors of MIRACOR DIAGNOSTICS, INC., a Utah corporation (the "Company"), with offices located at 9191 Towne Centre Drive, Suite 400, San Diego, CA 92122, to be used at the Annual Meeting of Shareholders of the Company to be held on May 26, 2005, and at any adjournments thereof (the "Annual Meeting"). This proxy statement and a copy of our Form 10-KSB will be mailed to shareholders beginning approximately April 30, 2005. If the proxy submitted herewith is properly executed and returned, the shares represented thereby will be voted at the Annual Meeting as instructed on the proxy.

An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the Annual Meeting with respect to the proposal on which the abstention is noted. Abstentions will be counted as a vote "against" such proposal, except in the case of the election of directors where an abstention will not be counted as a vote and will not affect the outcome of the election.

ANY PROXY MAY BE REVOKED BY A SHAREHOLDER PRIOR TO ITS EXERCISE UPON WRITTEN NOTICE TO THE CHIEF EXECUTIVE OFFICER OF THE COMPANY OR BY A SHAREHOLDER VOTING IN PERSON AT THE ANNUAL MEETING.

The Board of Directors does not know of any matter to be proposed for action at the Annual Meeting other than those described in this proxy statement. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment. None of the matters to be presented at the Annual Meeting will entitle any shareholder of the Company to appraisal rights.

The cost of preparing, assembling and mailing the notice of the Annual Meeting of the Shareholders, proxy statement, the enclosed Form 10-KSB and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mail, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, e-mail or facsimile. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF
                            -------------------------

The Board of Directors has fixed the close of business on April 14, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Only common and preferred shareholders on the Record Date will be able to vote at the Annual Meeting. Each holder of record of the Company's common stock, par value $.15 per share (the "Common Stock") will be entitled to one vote for each share of Common Stock held.

As of the Record Date, there were 16,464,552 shares of the Common Stock and 3,378,376 shares of 3% Series A Convertible Preferred Stock issued and outstanding . Holders of the Common and Preferred Stock are entitled to vote on each of the matters specified in Items 1, 2, and 3 of the Notice of the Annual Meeting. An affirmative vote of a majority of the combined votes of the quorum represented by shares present or represented by proxy at the Annual Meeting is required for approval of each matter which will be submitted to shareholders.

                                 OTHER BUSINESS
                                 --------------

Management of the Company knows of no business other than those matters specified in Items 1, 2, and 3 of the Notice of Annual Meeting of Shareholders which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                    RECOMMENDATIONS OF THE BOARD OF DIRECTORS
                    -----------------------------------------

The Board of Directors recommends a vote:

o FOR the two nominees listed under "Election of Directors," to serve until their successors are elected and qualified (Proposal 1)

o FOR the ratification of Tschopp, Whitcomb & Orr, P.A., as independent auditors (Proposal 2)

Should any nominee named in Proposal 1 be unable to serve or for good cause will not serve as director, the persons named in the enclosed form of proxy will vote for such other person as the Board of Directors may recommend.

                             SHAREHOLDERS' PROPOSALS
                             -----------------------

Proposals of shareholders intended to be presented at the annual meeting to be held in 2006 must be received in writing, by the Chief Executive Officer of the Company at its offices by January 31, 2006, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

                                 PROPOSAL NO. 1:
                                 ---------------

                              ELECTION OF DIRECTORS
                              ---------------------

The Board of Directors consists of five (5) persons. The Company has a classified Board of Directors which is divided into three classes, with the term of office of each Director in a given class serving a three-year term and until such Director's successor is elected and qualified. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. If the nominees should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

Mr. Don L. Arnwine is the nominee for re-election to the Board of Directors to serve for a three-year term which is deemed to have commenced in 2005 and will terminate upon the Company's annual meeting of shareholders to be held in 2008. Mr. Arnwine has been a Director of the Company since March 1995.

Mr. Howard W. Salmon is the nominee for election to the Board of Directors to serve for a three-year term which is deemed to have commenced in 2005 and will terminate upon the Company's annual meeting of shareholders to be held in 2008.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. ARNWINE AND SALMON AS DIRECTORS.

            NOMINEES TO SERVE AS DIRECTORS SERVING A TERM EXPIRING AT
                            THE 2008 ANNUAL MEETING.

DON L. ARNWINE has been President of Arnwine Associates of Irving, Texas, a company that provides advisory services to the health care industry. Mr. Arnwine served as Chairman and Chief Executive Officer from 1985 until 1988 of Voluntary Hospitals of America (VHA), a company he joined in 1982. Prior to joining VHA, Mr. Arnwine served as President and Chief Executive Officer of Charleston Area Medical Center, a 1000-bed regional facility care center in the State of West Virginia. Mr. Arnwine holds a B.S. degree in Business Administration from Oklahoma Central State University and a Masters degree in Hospital Management from Northwestern University.

HOWARD W. SALMON, Senior Managing Director, Phase 2 Consulting (a subsidiary of RehabCare, Inc) has health industry experience throughout the US and internationally. He has spent the majority of his career as a hospital executive with operational responsibility, and involved in multi-unit hospital management, alternative site health care management, business development, and acquisitions. Prior to joining Phase 2 Consulting in 1993, Mr. Salmon held senior positions with Medical Imaging Centers of America, Magliaro and McHaney, a physician services company, and Hospital Corporation of America (HCA). In the hospital setting, Mr. Salmon's positions included: Administrator, King Fahad Hospital, Riyadh, Saudi Arabia; Administrator, Holy Family Hospital, Spokane; Administrator, Main Hospital, University of Michigan; and Associate Director, St. Luke's Hospital of Kansas City. He has served on the boards of several public and privately held health care businesses including Hemispherix Biopharma, The Institute of Clinical Pharmacology (Ireland), and the Business and Industry Health Group. He received his MHA from the University of Minnesota.

          DIRECTORS SERVING A TERM EXPIRING AT THE 2007 ANNUAL MEETING.

M. LEE HULSEBUS, CEO and Chairman of the Board of the Company, has been in the health care field since 1964. From January 1990 until he joined Miracor in August 1994, he was the President and owner of his own health care consulting firm. From 1990 to 1992, Mr. Hulsebus also served as President of Sports Support, Inc., a sports medicine company. From 1988 until 1990, he served as Medical Group president for Teleflex, Inc. For 24 years prior to that, Mr. Hulsebus was employed by Becton-Dickinson & Co. and C.R. Bard, Inc., both of which are leading companies in the health care industry. Mr. Hulsebus has served in the capacity of President/Chief Executive Officer since 1979 for various companies.

STEPHEN A MCCONNELL has been a Director of the Company since May 2001. He is the President of Solano Ventures, a firm involved in private capital investments. He served as chairman of G-L Industries, LLC, a Salt Lake City-based manufacturer of wood glu-lam beams used in the construction industry from 1998 through 2004. He has served, between 1991 and 1997, as Chairman of the Board and majority stockholder in Mallco Lumber & Building Materials, Inc., a wholesale distributor of construction lumber and doors. From 1991 to 1995, Mr. McConnell was President of Belt Perry Associates, Inc., a property tax appeal firm. He was President and Chief Executive Officer of N-W Group, Inc., a publicly held corporation, from 1985 through 1991. Mr. McConnell presently serves on the boards of Mobile Mini, Inc., Capital Title Group, Inc., and OneSource Technologies, Inc. Mr. McConnell holds a BA from Harvard College and an MBA from Harvard Business School.

      DIRECTOR RECLASSIFIED FOR A TERM EXPIRING AT THE 2006 ANNUAL MEETING.

Robert S. Muehlberg has been President and COO of the Company since May 2001. Mr. Muehlberg has been reclassified as a Class I Director whose term shall expire at the annual meeting in 2006. Prior to joining Miracor, he served as President and Chief Executive Officer of Envision Management, Inc., a company that provided management and consulting services to the diagnostic imaging industry since 1997. Mr. Muehlberg served as Chairman and Chief Executive Officer from 1994 until 1997 of Medical Imaging Centers of America, Inc. (MICA), a company he joined in 1985. Prior to joining MICA, Mr. Muehlberg held various management positions at International Imaging, Inc., Chicago, IL and American Medical International (AMI) Clearwater, FL. Mr. Muehlberg holds a Bachelor's degree in Health Science from the University of Missouri and a Masters degree in Business Administration from Nova Southeastern University.


                         BOARD OF DIRECTORS AND OFFICERS
                         -------------------------------

The Board of Directors has the responsibility for establishing broad corporate policies. Although in their capacity as Board members they are not involved in day-to-day operating details, members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made available at Board meetings. The Board of Directors held three (3) regular meeting and ten (10) special meetings, none of which were postponed or continued, in 2004. All of the members of the Board attended at least seventy five percent of the Board meetings in 2004.

The Directors and executive officers of the Company as of April 14, 2005 are listed below:

                                                                       DIRECTOR         OFFICER
         NAME                      AGE      POSITION                   SINCE            SINCE

         M. Lee Hulsebus            66      Chairman of the Board,     11/11/94         8/31/94
                                            Chief Executive Officer
         Robert S. Muehlberg        51      President,                 03/11/99         5/14/01
                                            Chief Operating Officer
         Ross S. Seibert(1)         42      Chief Financial Officer                     2/21/00
         Don L. Arnwine             72      Director                   03/06/95
         Stephen A McConnell        52      Director                   05/17/01

         (1) Ross S. Seibert, CPA, joined the Company in February 2000 as the Chief Financial Officer. Mr. Seibert was with Deloitte &
                  Touche for 13 years. He received a BS in accounting from Indiana University and an MBA in finance from San Diego State
                  University.


                                       5

                                 PROPOSAL NO. 2:
                                 ---------------

                            RATIFICATION OF SELECTION
                        OF TSCHOPP, WHITCOMB & ORR, P.A.
                             AS INDEPENDENT AUDITORS
                             -----------------------

The Audit Committee of the Board of Directors has selected the firm of Tschopp, Whitcomb & Orr, P.A. to serve as independent auditors and to audit the Company's 2004 financial statements. The firm of Tschopp, Whitcomb & Orr, P.A. audited the Company's financial statements as of December 31, 2004, 2003 and 2002 and for the years then ended. The Company is advised that neither the firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Tschopp, Whitcomb & Orr, P.A. to be well qualified for the function of serving as the Company's independent auditors. The Utah Revised Business Corporation Act does not require the approval of the selection of auditors by the Company's shareholders, but in view of the importance of the financial statements to shareholders, the Board of Directors deems it desirable that they pass upon its selection of independent auditors. In the event the shareholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of Tschopp, Whitcomb & Orr, P.A. with the Company's financial and other affairs due to its previous service as independent auditors for the Company.

A representative of Tschopp, Whitcomb & Orr, P.A. is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

The Audit Committee selects the independent auditors for the Company each year. The Board of Directors intends to continue the services of Tschopp, Whitcomb & Orr, P.A. for the year ending December 31, 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF SELECTION OF TSCHOPP, WHITCOMB & ORR, P.A. AS INDEPENDENT AUDITORS.


                       INDEPENDENT PUBLIC ACCOUNTANT FEES

AUDIT FEES
Tschopp, Whitcomb & Orr, P.A. and its subcontractor Chastang, Ferrell, Sims and Eiserman, L.L.C. billed the Company approximately $103,275 for professional services rendered in connection with the audit of the Company's financial statements as of December 31, 2004 and for the year then ended and for reviews of the financial statements included in the Company's Forms 10-QSB for that year.

CONSULTING FEES
The Company incurred no consulting fees to the independent auditors during the year ended December 31, 2004.

ALL OTHER FEES
Deloitte & Touche LLP billed the Company $35,625 for all services rendered other than those set forth above for the year ended December 31, 2004.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of December 31, 2004, as to shares of the Company's common stock beneficially owned by (i) any holder of more than five percent of the outstanding shares of Common Stock; (ii) the Company's directors; (iii) the Company's officers; and (iv) the Company's directors and officers as a group. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished, or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be.

                                                 Shares of
                                                Common Stock     Percentage (%)
Name and Address                                Beneficially    of Common Stock
of Beneficial Owner                               Owned(1)        Outstanding
-------------------                               --------        -----------
M. Lee Hulsebus, CEO and Director               1,366,913(2)          8.37

Robert S. Muehlberg, President and Director       786,473(3)          4.81

Ross S. Seibert, CFO and Secretary              1,379,817(4)          8.45

Don L. Arnwine, Director                          367,433             2.25

Stephen A McConnell, Director                     250,234             1.53

All officers and  directors as a group, (5)     4,150,870            25.43
persons


(1)      All ownership is beneficial and of record unless indicated otherwise.

(2) Includes presently exercisable options to purchase 545,000 shares of Common Stock pursuant to the 1997 Stock Option Plan.

(3) Includes presently exercisable options to purchase 137,500 shares of Common Stock pursuant to the 1997 Stock Option Plan.

(4) Includes presently exercisable options to purchase 196,250 shares of Common Stock pursuant to the 1997 Stock Option Plan.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no reports were required for those persons, the Company believes that during 2004 all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

EXECUTIVE COMPENSATION
----------------------

The following table sets forth the cash compensation paid by the Company to the Chief Executive Officer and those whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 2004.

                                               SUMMARY COMPENSATION TABLE
                                               --------------------------

                                                             Long Term Compensation
                                                             ----------------------
                                  Annual Compensation          Awards       Payouts      All other Compensation
                                  -------------------          ------       -------      ----------------------

                                                              Restricted   Securities
Name and                                      Other Annual      Stock      Underlying    LTIP         All Other
Principal Position        Year      Salary    Compensation      Awards     Options #    Payouts     Compensation(1)
------------------        ----      ------    ------------      ------     ---------    -------     ------------
M. Lee Hulsebus,          2004     $226,323     $15,000(2)     $   -0-          -0-     $     -0-    $   10,000
Chairman of the Board     2003     $211,416     $40,000(3)     $   -0-     250,000(4)   $     -0-    $   10,000
Chief Executive Officer   2002     $191,539     $28,500(5)     $7,044(6)   225,000(7)   $     -0-    $   10,000


Robert S. Muehlberg,      2004     $164,340    $12,000(2)      $   -0-          -0-     $     -0-    $       -0-
President and Chief       2003     $153,481    $43,750(8)      $   -0-     175,000(4)   $     -0-    $       -0-
Operating Officer         2002     $133,846    $45,089(9)      $4,696(6)   175,000(7)   $     -0-    $       -0-


Ross S. Seibert, Chief    2004     $117,626    $    -0-        $   -0-          -0-     $     -0-    $       -0-
Financial Officer         2003     $110,961    $13,250(10)     $   -0-     125,000(4)   $     -0-    $       -0-
                          2002     $103,116    $13,588(11)     $7,351(12)  100,000(7)   $     -0-    $       -0-



         (1) Represents payment of premiums for life and disability insurance.

         (2)      Represents an auto allowance.

         (3) Of this amount $25,000 represents cash paid as bonus compensation and $15,000 represents an auto allowance.

         (4) Represents number of stock options granted pursuant to the 1997 Stock Option Plan, as Amended subject to four year vesting at an exercise price of $0.24 each of which was 100% of the market value at the date of grant.

         (5) Of this amount $13,500 represents cash paid as bonus compensation and $15,000 represents an auto allowance.

         (6)      Represents Rule 144 stock paid as bonus compensation.

         (7) Represents number of stock options granted pursuant to the 1997 Stock Option Plan subject to four year vesting at an exercise price of $0.27 each of which was 100% of the market value at the date of grant.

         (8) Of this amount $18,250 represents cash paid as bonus compensation, $13,500 represents stock grants paid pursuant to employment letter, and $12,000 represents an auto allowance.

         (9) Of this amount $9,000 represents cash paid as bonus compensation, $26,120 represents stock grants paid pursuant to employment letter, and $9,969 represents an auto allowance.

         (10)     Represents cash paid as bonus compensation.

         (11) Of this amount $7,500 represents cash paid as bonus compensation and $6,088 represents a stock grant paid pursuant to employment letter.

         (12) Of this amount $3,913 represents Rule 144 stock paid as bonus compensation and $13,438 represents a stock grant paid pursuant to employment letter.

                  Messrs. Hulsebus, Muehlberg and Seibert may receive bonuses or other additional compensation consisting of cash, stock or stock purchase rights as may be determined from time to time by the Board of Directors.

                  There are no family relationships among any Directors or executive officers.


EMPLOYMENT AGREEMENTS
---------------------


In August 1994, we entered into an exclusive four-year term employment agreement with Mr. M. Lee Hulsebus. Under his employment agreement, Mr. Hulsebus is to serve as our Chief Executive Officer and to receive a base salary of $162,000 per annum. In addition, in 1994, we entered into a severance agreement with Mr. Hulsebus. Such severance agreement provides, among other things, that in the event of a change in control of us or Mr. Hulsebus is involuntarily terminated, suffers a disability while employed by us or dies while employed by us, then Mr. Hulsebus is entitled to receive certain benefits from us. Such benefits may include some or all of the following: an amount based on Mr. Hulsebus' base salary as provided for in Mr. Hulsebus' employment agreement; an amount based on the bonus paid or payable to Mr. Hulsebus as provided for in Mr. Hulsebus' employment agreement; the right to receive common stock that shall vest immediately; the right to exercise any warrants or stock options held by or granted to Mr. Hulsebus under Mr. Hulsebus' employment agreement or any of our stock option plans or both; life insurance and disability insurance. Mr. Hulsebus receives a car allowance of $15,000 annually and life and disability insurance valued at $10,000 annually. Mr. Hulsebus will not receive any benefits if Mr. Hulsebus voluntarily terminates his employment with us or we terminate Mr. Hulsebus "for cause," which is defined as the conviction of Mr. Hulsebus after appeal of a felony. On March 10, 2005 the term on Mr. Hulsebus' employment agreement and severance agreement were extended for an additional one (1) year period, or until August 31, 2008. In March 2005, Mr. Hulsebus' base salary was increased to $233,200 per annum.

In May 2001, we hired Robert S. Muehlberg as President and Chief Operations Officer. In May 2002, we entered into an employment agreement with Mr. Muehlberg. The agreement provides for an eighteen-month severance upon involuntary termination. Mr. Muehlberg receives a car allowance of $12,000 annually. On March 10, 2005 the term on Mr. Muehlberg's' employment agreement was extended for an additional one (1) year period, or until May 20, 2008. In March 2005, Mr. Muehlberg's base salary was increased to $169,600 per annum.

In February 2000, we hired Mr. Seibert to serve as our Chief Financial Officer. In May 2002, we entered into an employment agreement with Mr. Seibert. The agreement provides for a twelve-month severance upon involuntary termination. On March 10, 2005 the term on Mr. Seibert's' employment agreement was extended for an additional one (1) year period, or until May 20, 2007. In March 2005, Mr. Seibert's base salary was increased to $125,000 per annum.

EMPLOYEE BENEFIT PLAN
---------------------

On November 1, 2000, the Company adopted the 401(k) Profit Sharing Plan and Trust (the "Plan") for employees of the Company. The Plan allows employees who satisfy the age and service requirements to contribute up to 15% of pre-tax wages, limited to the maximum amount permitted under federal law. The Company has made no contributions to the Plan.

COMPENSATORY STOCK BENEFIT PLANS
--------------------------------

On March 1, 2005, the Company's Board of Directors approved the registration of 800,000 shares of common stock under Form S-8, whereby services are obtained in exchange for issuance of free trading stock of the Company. Shares may be awarded under this plan until March 1, 2010.

On October 1, 2003, the Company's Board of Directors approved the registration of 500,000 shares of common stock under Form S-8, whereby services are obtained in exchange for issuance of free trading stock of the Company. Shares may be awarded under this plan until October 1, 2008.

On October 1, 2003, the Company's Board of Directors approved the registration of 1,500,000 shares of common stock to be issued pursuant to the Company's 1997 Stock Option Plan, as Amended.

On August 24, 2000, the Company's Board of Directors approved the registration of 1,500,000 shares of common stock to be issued pursuant to the Company's 1997 Stock Option Plan.

BOARD CLASSIFICATION AND COMMITTEES
-----------------------------------

The Company adopted a classified Board of Directors in April 1995. The Board of Directors consists of five members divided into three classes, with each Director in a given class serving a three-year term. Having a classified Board of Directors may be viewed as inhibiting a change in control of the Company and having possible anti-takeover effects. Officers of the Company serve at the discretion of the Board of Directors, subject to any existing employment agreements. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

Each member of the Board of Directors who is not an officer or employee of the Company receives shares of Common Stock at the rate of 30,000 shares per annum, payable quarterly. Additionally, committee chairmen receive 15,000 shares and committee members receive 5,000 shares annually. They also receive fees for committee meetings attended throughout the year. The Company reimburses its Directors for travel expenses incurred in connection with meetings of the Board of Directors or committee meetings attended.

THE COMPENSATION COMMITTEE reviews compensation issues relating to executive management and makes recommendations with respect thereto to the Board of Directors. The Compensation Committee is presently comprised of Don L. Arnwine and Stephen A McConnell. The Compensation Committee held three meetings in 2004.

THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE selects individuals to be nominated as directors and officers of the Company. The members of the Nominating Committee are Don L. Arnwine and Stephen A McConnell. The Nominating Committee held two meetings in 2004.

THE AUDIT COMMITTEE reviews the engagement of the independent auditors, reviews and approves the scope of the annual audit undertaken by the independent auditors and reviews the independence of the accounting firm. The Audit Committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. The Audit Committee is presently comprised of Don L. Arnwine and Stephen A McConnell. The Audit Committee held four meetings during 2004. The Company's Board of Directors has adopted a written charter for the Audit Committee which was revised in March 2005. This is included in this Proxy Statement as Appendix
A. Please review the "Report of the Audit Committee" included in this proxy statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board of Directors. The Committee held four meetings during 2004. All members of the Committee are "independent" as defined under NASDAQ rules.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. The Committee has received from the independent auditors the written disclosures and the letter required by the Auditing Standards Board, has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and has considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-KSB as of December 31, 2004 and for the year then ended for filing with the Securities and Exchange Commission. The Committee has also recommended the selection of the Company's independent auditors.

Members of the Audit Committee:     STEPHEN A MCCONNELL,
                                    CHAIRMAN OF THE AUDIT COMMITTEE
                                    DON L. ARNWINE

APPENDIX A
----------


                            MIRACOR DIAGNOSTICS, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

ORGANIZATION

There shall be a committee of the Board of Directors (the "Board") of Miracor Diagnostics, Inc. (the "Company") known as the Audit Committee (the "Audit Committee" or the "Committee"). The Audit Committee shall be composed of not fewer than three directors who meet the "independence" and qualification requirements of NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") and as such are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a committee member. At least one member of the Audit Committee shall be a financial expert as defined by the Commission (however, the lack of any such member shall not invalidate or otherwise affect actions taken by the Committee). One member of the Committee shall serve as chairman and a majority of its members shall constitute a quorum.

Statement of Policy

The Audit Committee shall provide assistance to the Board in fulfilling the Board's responsibility to the stockholders relating to corporate accounting and financial reporting practices. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditor shall be responsible for auditing those financials. The Audit Committee shall provide an open avenue of communication between the independent auditor, management and the Board.

Activities of the Audit Committee

Following are four sets of activities in which the Audit Committee shall be engaged:

1.       CONTINUOUS (GENERAL)

o        Meet four times per year or more frequently as circumstances require.
         The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.
o Require that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Board Standard No. 1.
o Instruct the independent auditor that they are ultimately accountable to the Board and the Committee and are to report directly to the Audit Committee.
o Inquire of management and the independent auditor about significant risks or exposures and review the steps management has taken to minimize such risks to the Company.
o        Consider and review with the independent auditor and management:
         a) The adequacy of the Company's internal controls including computerized information system controls and security.
         b) Related findings and recommendations of the independent auditor along with management's responses.
o        Consider and review with management and independent auditor:
         a) Significant findings during the year, including the status of previous audit recommendations.
         b) Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information, and any significant disagreements with management.
         c)       Any changes required on the planned scope of the audit.
o Meet periodically with the independent auditor and management separately to discuss any matter that the Committee or these groups believe should be discussed privately with the Audit Committee.
o Report periodically to the Board on significant results of the foregoing activities.

2.       CONTINUOUS (REPORTING SPECIFIC POLICIES)

o Discuss with management and the independent auditor any relevant significant new financial reporting issues and practices brought to the attention of the Committee by the independent auditor.
o Discuss with management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability of accounting principles, estimates by management and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting policies and practices.
o Inquire as to the auditors' view of management's choices of accounting policies as conservative, moderate or aggressive from the perspective of income, asset and liability recognition, and whether such policies are common practices.
o Determine with regard to new significant transactions or events, the auditors' reasoning for the appropriateness of the accounting and disclosure policies adopted by management.

3.       SCHEDULED

o The Audit Committee has the authority to interview and select the independent auditor, determine the compensation of the independent auditor, and review and approve the dismissal of the independent auditor.
o Review and evaluate the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.
o Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.
o Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
o Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.
o Form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
o Review, in consultation with the independent auditor and management, the audit scope and plan for the annual financial statement audit.
o Review with management and the independent auditor the results of annual audits and related comments with the Board and other committees as deemed appropriate, including:
         a) The audit of the Company's annual financial statements, accompanying footnotes and its report thereon.
         b) Any management letter or schedule of unadjusted differences provided by the independent auditor, and the Company's response to such letter or schedule.
         c) Any significant changes required in the independent auditors' audit plan.
         d) Any difficulties or disputes with management encountered during the course of the audit.
o Review quarterly earnings reports with management and the independent auditor, prior to the release to the public of any financial related disclosure.
o Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.
o Arrange for the independent auditor to be available to the full Board, at least annually.
o Review periodically with general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs.

o Review and update the Committee's Charter annually, and recommend any proposed changes to the Board for approval.
o The Committee shall approve the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement.

4.       "AS NECESSARY"

o Review and approve requests in excess of $10,000 for any management or other consulting services to be performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit.

o The Committee is empowered to investigate any matter brought to its attention, with the right to retain independent legal, accounting or and other advisors to assist in the conduct of any investigation.

With respect to the foregoing responsibilities and processes, the Committee recognized that the Company's financial management, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statement or any professional certification as to the independent auditors' work. While the committee has the responsibilities and powers set forth in the Charter, it is not the duty of the committee to plan or conduct auditors to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, or to assure compliance with laws and regulations and the Company's internal policies and procedures.

                                         MIRACOR DIAGNOSTICS, INC.
                                         -------------------------

                                 AUDIT COMMITTEE RESPONSIBILITIES CALENDAR

                                                                        WHEN PERFORMED
                                                                   Audit Committee Meetings
                                                                   ------------------------
----------------------------------------------------------------------------------------------------------
                                                                                                     As
        RESPONSIBILITY                                            Winter   Spring  Summer   Fall   Needed
----------------------------------------------------------------------------------------------------------
1.       The Committee will perform such other functions as
         assigned by law, the Company's charter or bylaws,
         or the Board of Directors.                                                                   X
----------------------------------------------------------------------------------------------------------
2.       The Committee will have the power to conduct or
         authorize investigations into any matters within
         the Committee's scope of responsibilities. The
         Committee will have the authority, as it deems
         necessary or appropriate, to retain independent
         legal, accounting or other advisors.                                                         X
----------------------------------------------------------------------------------------------------------
3.       The Committee will meet quarterly or more
         frequently as circumstances require. The Committee
         may ask members of management or others to attend
         the meeting and provide pertinent information as
         necessary.                                                                                   X
----------------------------------------------------------------------------------------------------------
4.       The agenda for Committee meetings will be prepared
         in consultation between the Committee chair (with
         input from the Committee members), the Chief
         Financial Officer and the independent auditor              X         X       X       X       X
----------------------------------------------------------------------------------------------------------
5.       Provide an open avenue of communication between the
         independent auditor, the Chief Financial Officer
         and the Board of Directors. Report Committee
         actions to the Board of Directors with such
         recommendations as the Committee may deem
         appropriate.                                                                                 X
----------------------------------------------------------------------------------------------------------
6.       Review and update the Audit Committee Charter and
         Responsibilities Calendar annually.                                                  X
----------------------------------------------------------------------------------------------------------
7.       Provide a report in the annual proxy that includes
         the Committee's review and discussion of matters
         with management and the independent auditor.                                 X
----------------------------------------------------------------------------------------------------------
8.       Include a copy of the Committee charter as an
         appendix to the proxy statement at least once every
         three years.                                                                                 X
----------------------------------------------------------------------------------------------------------
9.       Appoint and replace the independent auditor and
         approve the terms on which the independent auditor
         is engaged.                                                X
----------------------------------------------------------------------------------------------------------
10.      Provide oversight of the independent auditor and
         resolve any disagreements between management and
         the independent auditor about financial reporting.         X         X       X       X
----------------------------------------------------------------------------------------------------------
11.      Establish and oversee a policy designating
         permissible services that the independent auditor
         may perform for the Company and providing for
         pre-approval of those services by the Committee,
         subject to the de minimis exceptions permitted
         under applicable rules.                                    X         X       X       X       X
----------------------------------------------------------------------------------------------------------
12.      Confirm annually the independence of the
         independent auditor and quarterly review the firm's
         non-audit services and related fees.                                         X
----------------------------------------------------------------------------------------------------------
13.      Verify the Committee consists of a minimum of three
         members who are financially literate, including at
         least one member who has financial sophistication.                                   X
----------------------------------------------------------------------------------------------------------
14.      Review the independence of each Committee member
         based on SEC rules.                                                                  X
----------------------------------------------------------------------------------------------------------
15.      Inquire of the Chief Financial Officer and the
         independent auditor about significant risks or
         exposures and assess the steps management has taken
         to minimize such risk to the Company.                                                        X
----------------------------------------------------------------------------------------------------------


                                                    15

                                         MIRACOR DIAGNOSTICS, INC.
                                         -------------------------

                                 AUDIT COMMITTEE RESPONSIBILITIES CALENDAR
                                                                        WHEN PERFORMED
                                                                   Audit Committee Meetings
                                                                   ------------------------
----------------------------------------------------------------------------------------------------------
                                                                                                     As
        RESPONSIBILITY                                            Winter   Spring  Summer   Fall   Needed
----------------------------------------------------------------------------------------------------------
16.      Review with the independent auditor and The Chief
         Financial Officer the audit scope and plan, and
         coordination of audit efforts to assure
         completeness of coverage, reduction of redundant
         efforts, the effective use of audit resources, and
         the use of independent public accountants other
         than the appointed auditors of the Company.                X                                 X
----------------------------------------------------------------------------------------------------------
17.      Consider and review with The Chief Financial
         Officer and the independent auditor:
         a.       The Company's annual assessment of the
                  effectiveness of its internal controls and
                  the independent auditor's attestation and
                  report about the Company's assessment.                              X
----------------------------------------------------------------------------------------------------------
         b.       The adequacy of the Company's internal
                  controls including computerized
                  information system controls and security.                           X
----------------------------------------------------------------------------------------------------------
         c.       Any related significant findings and
                  recommendations of the independent public
                  accountants and internal audit together
                  with management's responses thereto.                                X
----------------------------------------------------------------------------------------------------------
18.      Review with the Chief Financial Officer any
         significant changes to GAAP policies or standards.         X         X       X       X
----------------------------------------------------------------------------------------------------------
19.      Review with the Chief Financial Officer and the
         independent auditor at the completion of the annual
         audit:
         a.       The Company's annual financial statements
                  and related footnotes.                                              X               X
         b.       The independent auditor's audit of the
                  financial statements and its report                                 X               X
                  thereon.                                                            X               X
         c.       Any significant changes required in the
                  independent auditor's audit plan.                                   X               X
         d.       Any serious difficulties or disputes with
                  management encountered during the course
                  of the audit.                                                       X               X
         e.       Other matters related to the conduct of
                  the audit which are to be communicated to
                  the Committee under generally accepted
                  auditing standards.                                                 X               X
----------------------------------------------------------------------------------------------------------
20.      Review with the Chief Financial Officer and the
         independent auditor at least annually the Company's
         critical accounting policies.                                                X               X
----------------------------------------------------------------------------------------------------------
21.      Review policies and procedures with respect to
         transactions between the Company and officers and
         directors, or affiliates of officers or directors,
         or transactions that are not a normal part of the
         Company's business.                                                                  X
----------------------------------------------------------------------------------------------------------
22.      The Chairman of the Audit Committee will
         participate in a telephonic meeting among the Chief
         Financial Officer and the independent auditor prior
         to earnings release.                                       X         X       X       X
----------------------------------------------------------------------------------------------------------
23.      Review the periodic reports of the Company with the
         Chief Financial Officer and the independent auditor
         prior to filing of the reports with the SEC.               X         X       X       X
----------------------------------------------------------------------------------------------------------


                                                    16

                                         MIRACOR DIAGNOSTICS, INC.
                                         -------------------------

                                 AUDIT COMMITTEE RESPONSIBILITIES CALENDAR
                                                                        WHEN PERFORMED
                                                                   Audit Committee Meetings
                                                                   ------------------------
----------------------------------------------------------------------------------------------------------
                                                                                                     As
        RESPONSIBILITY                                            Winter   Spring  Summer   Fall   Needed
----------------------------------------------------------------------------------------------------------
24.      In connection with each periodic report of the
         Company, review
         a.       Management's disclosure to the Committee
                  and the independent auditor under Section
                  302 of the Sarbanes-Oxley Act.
         b.       The contents of the Chief Executive
                  Officer and the Chief Financial Officer
                  certificates to be filed under Sections
                  302 and 906 of the Act.                           X         X       X       X
----------------------------------------------------------------------------------------------------------
25.      Monitor the appropriate standards adopted as a code
         of conduct for the Company. Review with the Chief
         Financial Officer the results of the review of the
         Company's monitoring compliance with such standards
         and its compliance policies.                                                         X       X
----------------------------------------------------------------------------------------------------------
26.      Review with the Chief Financial Officer legal and
         regulatory matters that may have a material impact
         on the financial statements, related Company
         compliance policies, and programs and reports
         received from regulators.                                  X         X       X       X
----------------------------------------------------------------------------------------------------------
27.      Develop and oversee procedures for (i) receipt,
         retention and treatment of complaints received by
         the Company regarding accounting, internal
         accounting controls and auditing matters, and (ii)
         the confidential, anonymous submission of employee
         concerns regarding accounting or auditing matters                                    X       X
----------------------------------------------------------------------------------------------------------
28.      Meet with the independent auditor in executive
         session to discuss any matters that the Committee
         or the independent auditor believes should be
         discussed privately with the Audit Committee.              X         X       X       X
----------------------------------------------------------------------------------------------------------
29.      Meet with the Chief Financial Officer in executive
         sessions to discuss any matters that the Committee
         or the Chief Financial Officer believes should be
         discussed privately with the Audit Committee.                                                X
----------------------------------------------------------------------------------------------------------


                                                    17

                            MIRACOR DIAGNOSTICS, INC.

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints M. Lee Hulsebus and Ross S. Seibert as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of common stock, $0.15 par value per share of Miracor Diagnostics, Inc., a Utah corporation (the "Company"), held of record by the undersigned on April 14, 2005 at the Annual Meeting of Shareholders to be held at 9171 Towne Centre Drive, Third Floor Conference Room, Suite 320, San Diego, CA 92122 on Thursday, May 26, 2005 at 8:30 a.m., Pacific Daylight Savings Time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.


                  PLEASE MARK BOXES [ ] IN BLUE OR BLACK INK.

PROPOSAL 1        To re-elect Mr. Don L. Arnwine to the Board of Directors
                  until the annual meeting of shareholders to be held in the year 2008 and until his successor shall have been elected and qualified. To elect Howard W. Salmon to the Board of Directors until the annual meeting of shareholders to be held in the year 2008 and until his successor shall have been elected and qualified.

                  (Mark only ONE of the two boxes relative to this Proposal)

                  [ ] VOTE FOR all nominees named above except those who may be named on this line:

      --------------------------------------------------------------------

                  [ ]      VOTE WITHHELD as to all nominees named above


PROPOSAL 2        To ratify the Board of Directors' appointment of Tschopp,
                  Whitcomb & Orr, P.A. to serve as the Company's independent auditors for the current calendar year.

                  FOR    [ ]          AGAINST   [ ]         WITHHELD   [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed, this Proxy will be voted as directed. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________, 2005



X_______________________________    X__________________________
Signature                            Signature, if held jointly


X_______________________________
 Print Name(s)